EXHIBIT 99.1

American Standard Energy Corp. Completes $21,257,778.75 Private Placement of Common Stock and Warrants

MARCH 31st, 2011 SCOTTSDALE, AZ – American Standard Energy Corp. (the “Company”) (OTCBB:ASEN), a domestic oil and gas exploration and production company with operations focused in North Dakota and Texas, announced today that it has completed a  private placement of 3,697,005 units for gross proceeds of $21,257,778.75 in a private placement.  Each unit consisted of one share of common stock and 5 year warrants to purchase one half share of common stock.  The units were sold to certain institutional and accredited investors.  The transaction closed on March 31, 2011.  The Company has entered into a registration rights agreement with the investors pursuant to which the Company is obligated to file a registration statement with the Securities & Exchange Commission registering all of the common stock sold in the offering as well as the shares of common stock underlying the warrants sold in this private placement. After payment of commissions and expenses, the Company received net proceeds of $19,720,403.91. The Company plans to use the proceeds of this financing to continue to pursue acquisition opportunities, expand drilling and production.

Scott Feldhacker, CEO of American Standard Energy Corp., commented, “We believe our ability to successfully conduct this second offering is a testament to the abilities of our management team, the encouragement of our investors to continue our exciting growth and Northland Capital Markets.  We will continue to execute our business plan, which includes expanding our holdings in the Bakken region of the Williston Basin.”

Richard MacQueen, President of American Standard Energy Corp., also commented, “The excitement surrounding American Standard Energy and our abilities is demonstrated by the quality of the investors who have supported our continued growth.  We believe this will be a very exciting year for American Standard Energy and we look forward to continuing our high power approach throughout the year and into 2012 and beyond.”

Northland Capital Markets, the capital markets and investment banking services group of Northland Securities, Inc, acted as sole placement agent for the offering.

FORWARD-LOOKING STATEMENTS

Except for the historical information contained herein, this press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act").  All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements.  When used in this report, forward-looking statements are generally accompanied by terms or phrases such as "estimate," "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may" or other words and similar expressions that convey the uncertainty of future events or outcomes.  Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: oil and gas prices, our ability to raise capital, general economic or industry conditions nationally and/or in the communities in which our Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company's operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events.  While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

CONTACT:
Investor Relations
Andrew Wall, General Counsel
(480) 371-1929